SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
CAPITAL PROPERTIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Capital Properties, Inc.
100 Dexter Road
East Providence, Rhode Island 02914
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
April 28, 2009
The 2009 annual meeting of shareholders of Capital Properties, Inc. (the “Company”) will be held at the offices of Hinckley, Allen and Snyder LLP, 50 Kennedy Plaza, Suite 1500 in Providence, Rhode Island, on Tuesday, April 28, 2009 at 2:00 o’clock P.M., local time, for the following purposes:
(1)	To elect two directors (by the holders of Class A Common Stock only) and three directors (by the holders of Class B Common Stock only) to serve for terms of one year and until their successors are elected and qualified;

(2)	To transact such other business, if any, as may properly come before the meeting or any adjournment or adjournments thereof.
Holders of record of the Class A Common Stock or Class B Common Stock on the books of the Company as of the close of business on March 2, 2009 will be entitled to vote.

By Order of the Board of Directors STEPHEN J. CARLOTTI Secretary
East Providence, Rhode Island
March 18, 2009
If you are the holder of record of both Class A and Class B Common Stock of the Company, you will receive a proxy card for each class of stock. Kindly fill in, date and sign the enclosed proxy card(s) and promptly return the same in the enclosed addressed envelope, which requires no postage if mailed in the United States.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 28, 2009.
The Company’s Proxy Statement, sample proxy card and Annual Report on Form 10-K are available at:
http://materials.proxyvote.com/140430

Capital Properties, Inc.
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
April 28, 2009
SOLICITATION AND REVOCATION OF PROXIES
The accompanying proxy is solicited by the Board of Directors of Capital Properties, Inc. (the “Company”), in connection with the annual meeting of shareholders to be held April 28, 2009. The Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy materials to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, but the revocation of a proxy will not be effective until notice thereof has been given to the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary prior to the meeting or may be transmitted orally to the Secretary at the meeting. Every properly signed proxy will be voted in accordance with the specifications made thereon.
This proxy statement and the accompanying proxy are expected to be first sent to shareholders on or about March 20, 2009.
VOTING AT MEETING
Only shareholders of record at the close of business on March 2, 2009, will be entitled to vote at the meeting. Under the Company’s Restated Articles of Incorporation, the holders of the Company’s Class A Common Stock, voting separately as a class, are entitled to one vote for each share held in the election of one-third (1/3) of the Board of Directors of the Company proposed to be elected at the meeting (or if the membership of the Board of Directors is not evenly divisible by three (3), the number of members equal to the whole numbers resulting from dividing the total authorized number of Directors by three (3) and rounding the result up to the nearest whole number). The holders of the Company’s Class B Common Stock, voting separately as a class, are entitled to one vote for each share held in the election of the balance of the Board of Directors proposed to be elected at the meeting. The holders of the Company’s Class A Common Stock and the holders of the Company’s Class B Common Stock are entitled to one vote per share, voting as separate classes and not together, upon all other matters presented to the shareholders for their approval, except in connection with certain major corporate actions, including a sale of the Company, merger or other consolidation.
Class A directors will be elected in each case by vote of the holders of a majority of the Class A Common Stock present or represented at the meeting, and the Class B directors will be similarly elected by vote of the holders of a majority of the Class B Common Stock present or represented at the meeting.

On the record date, there were 3,301,103 shares of Class A Common Stock outstanding and 3,298,809 shares of Class B Common stock. There were no other outstanding securities of the Company entitled to vote.
Shares represented by proxies which are marked “withhold authority” with respect to the election of any particular nominee for director, or to deny discretionary authority on any other matters will be counted as shares present and entitled to vote, and accordingly any such marking of a proxy will have the same effect as a vote against the proposal to which it relates. Brokers who hold shares in street name may lack authority to vote such shares on certain items, absent specific instructions from their customers. Shares subject to such “broker non-votes” will not be treated as shares entitled to vote on the matters to which they relate and therefore will be treated as not present at the meeting for those purposes, but otherwise will have no effect on the outcome of the voting on such matters. It is not presently anticipated that any matter which might be the subject of a “broker non-vote” will come before the annual meeting.
ELECTION OF DIRECTORS
At the annual meeting, two Class A directors and three Class B directors are to be elected to hold office until the next annual meeting and until their respective successors are elected and qualified. The proxies named in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below, all of whom are now directors of the Company. Certain information concerning such nominees is set forth below:

Director		Principal Occupation
Name and Age	Since	During Past Five Years
Class A Directors

Robert H. Eder (76)	1995	President of the Company since January 1, 2008; Chairman of the Company, 1995 to present; Chairman, Providence and Worcester Railroad Company, 1988 to present

Todd D. Turcotte (37)	2008	Vice President of the Company and President of Capital Terminal Company since January 1, 2008

Class B Directors

Alfred J. Corso (72)	2005	Consultant, 2001 to present

Roy J. Nirschel (56)	2005	President, Roger Williams University, 2001 to present

Harris N. Rosen (76)	2001	Consultant and Mediator, 2001 to present; Interim Executive Vice President, Jewish Federation of Rhode Island, January to October 2006

Mr. Eder is also a director of Providence and Worcester Railroad Company.
The Board of Directors has determined that all of the directors of the Company and the nominees standing for election at the 2009 annual shareholders meeting, other than Robert H. Eder and Todd D. Turcotte, are independent of the Company in that such directors and nominees have no material relationship with the Company either directly, or as a partner, shareholder or affiliate of an organization that has a relationship with the Company. The Board has made this determination based on the following:
•	Other than Messrs. Eder and Turcotte, no nominee for director is an officer or employee of the Company or its subsidiaries or affiliates;

•	No director or nominee has an immediate family member who is an officer of the Company or its subsidiaries or has any current or past material relationship with the Company;

•	No director nominee for director, other than Messrs. Eder and Turcotte, has worked for, consulted with, been retained by, or received anything of substantial value from the Company aside from his compensation as a director;

•	No director or nominee for director is, or was within the past three years, employed by the independent registered public accountants for the Company;

•	No executive officer of the Company serves on the Compensation Committee or, other than Mr. Eder, on the Board of Directors of any corporation that employs a nominee for director or a member of the immediate family of any nominee for director;

•	No director or nominee for director is an executive officer of any entity which the Company’s annual sales to or purchases from exceeded one percent of either entity’s annual revenues for the last fiscal year; and

•	No director or nominee for director serves as a director, trustee, executive officer or similar position of a charitable or non-profit organization to which the Company or its subsidiaries made charitable contributions or payments in fiscal year 2008 in excess of five percent of the organization’s consolidated gross revenues, or $200,000, whichever is more, at any time during the past three years.
Communications with the Board of Directors
The Board of Directors has established a process for shareholders to communicate with members of the board. If you have any concern, question or complaint regarding our compliance with any policy or law, or would otherwise like to contact the Board of Directors, you may reach the Company’s Board of Directors by writing directly to those individuals c/o Capital Properties, Inc., 100 Dexter Road, East Providence, Rhode Island 02914.
All inquiries received shall not be screened by the Company and will be forwarded directly to the director to which such inquiry is addressed, unless it is believed that a particular inquiry may pose a security risk. The Board of Directors sits as a committee of the whole to address any inquiries made by shareholders.

Committees of the Board of Directors
The Board of Directors has an Audit Committee and a Compensation Committee, both currently comprised of Messrs. Corso, Nirschel and Rosen, each of whom is independent as defined under applicable rules of the Securities and Exchange Commission (“SEC”) and American Stock Exchange (“AMEX”) listing requirements.1 Each of the Audit and Compensation Committees has a written charter approved by the Board of Directors.
The Audit Committee is responsible for overseeing the establishment and maintenance of an effective financial control environment for the Company, for overseeing procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Board of Directors has determined that all three members of the Audit Committee satisfy the financial literacy requirements of the AMEX listing standards and are independent as defined under the AMEX listing requirements and applicable rules of the SEC. Additionally, the Board of Directors has determined that Mr. Corso qualifies as an “audit committee financial expert” as defined by the SEC rules.
The Compensation Committee assists the Board of Directors in discharging the Board’s responsibilities relating to director and executive compensation. The Compensation Committee’s responsibilities include establishing and reviewing the Company’s executive and director compensation philosophy, strategies, plans and policies, and evaluating the performance and determining the compensation of the Chairman and Chief Executive Officer (“CEO”) of the Company and advising and assisting the CEO in formulating and implementing programs to facilitate the selection and development of other key managers. The Compensation Committee also reviews and approves the compensation of other executive officers of the Company.
The Company does not maintain a nominating committee or a committee performing a similar function due to the fact that Mr. Eder owns a controlling interest in the Company. The Board of Directors sits as a committee of the whole to consider any recommendations made by shareholders and/or other directors of persons to be directors of the Company. In determining whether to nominate any such person for election by the shareholders, the Board of Directors considers the experience of such person as it relates to the business of the Company, together with such person’s age, reputation and ability to carry out the requirements to serve as a director of the Company.
During the fiscal year ended December 31, 2008, the Board of Directors held nine meetings, the Audit Committee held six meetings, the Compensation Committee held one meeting and a Special Committee held three meetings to consider aspects of the proposed reverse stock split and creation of Class B Common Stock as approved by the shareholders at the special meeting of shareholders held on November 21, 2008. All directors attended every meeting of the Board of Directors and meetings of committees on which such director serves. The Board of Directors has adopted a policy that requires members of the Board of Directors to make every effort to attend each annual shareholders meeting. All then current members of the Board of Directors attended the 2008 annual shareholders meeting.

[1]	On December 11, 2008, the Company delisted from the AMEX and listed its shares of Class A Common Stock for trading on the OTCQX. For purposes of determining the independence of directors and members of the Audit Committee, however, the Board of Directors determined to use the applicable independence standards as set forth in the AMEX Company Guide.

Compensation of Directors
The Board of Directors, upon recommendation of the Compensation Committee, is responsible for determining compensation of the directors. Directors, other than directors who are employed by the Company, received a fee for attendance at each meeting of the Board of Directors, together with related transportation and living expenses. During the 2008 fiscal year, outside directors received an annual retainer fee of $12,000 payable in quarterly installments and fees per meeting as follows: Board, $1,000; Audit Committee, $750; Compensation Committee, $500, and Special Committee, $1,000. The maximum fees payable for attendance at Board and committee meetings occurring on the same day is $1,500. These rates were established in 2005 based on the recommendations of Effective Pay Practices, a compensation consultant retained by the Compensation Committee. In connection with a review of the Company’s compensation policies conducted by Effective Pay Practices in December 2007, the Company’s annual retainer fee paid to outside directors was increased from $10,000 to $12,000 effective January 1, 2008.
The following Director Compensation table provides information regarding the compensation paid or accrued by each director during the 2008 fiscal year.

		Fees Earned	Option	All Other
Name	Total	or Paid in Cash	Awards	Compensation
Ronald P. Chrzanowski	$6,000	$6,000	N/A	$—
Alfred J. Corso	27,250	27,250	N/A	—
Robert H. Eder	—	—	N/A	—
Roy J. Nirschel	27,250	27,250	N/A	—
Harris N. Rosen	27,250	27,250	N/A	—
Todd D. Turcotte	—	—	N/A	—
Corporate Governance
The Board of Directors is committed to ethical business practices and believes that strong corporate governance is important to ensure that the Company is managed for the long-term benefit of its shareholders. The Company regularly monitors developments in the area of corporate governance and has implemented a number of best practices, including the following:
Code of Ethics. The Company has adopted a Code of Ethics applicable to all directors, officers and employees, which meets the requirements of a “code of ethics” as defined in Item 406 of Regulation S-K.
Procedures for the Receipt, Retention and Handling of Complaints. The Company maintains procedures for the confidential, anonymous submission by employees of any complaints or concerns about the Company, including complaints regarding accounting, internal accounting controls or auditing matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
The table set forth below reflects the only persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who, to the best of the Company’s knowledge were, on March 2, 2009, the beneficial owners of more than five percent of the Company’s outstanding Class A Common Stock, $.01 par value, or Class B Common Stock, $.01 par value. Each share of the Company’s outstanding Class B Common Stock is convertible at any time, at the option of the holder, into one share of Class A Common Stock of the Company.

	Class A		Class B
	Number of	Percent	Number of	Percent
Name and Address	shares held	of Class	shares held	of Class
Robert H. Eder and Linda Eder
130 Sunrise Avenue
Palm Beach, Florida 33480	1,726,710 [1]	52.3%	1,726,710	52.3%

Lance S. Gad
1250 Fence Row Drive
Fairfield, Connecticut 06430	191,048	5.8%	191,048	5.8%

TowerView LLC
500 Park Avenue
New York, New York 10022	262,500	8.0%	262,500	8.0%

Morris Propp
366 Eagle Drive
Jupiter, Florida 33477	166,320	5.0%	166,320	5.0%

[1]	Robert H. Eder and Linda Eder are husband and wife, and each holds 863,355 shares of Class A Common Stock directly and 863,355 shares of Class B Common Stock directly.

The following table reflects as of March 2, 2009, the beneficial ownership of shares of Class A Common Stock and Class B Common Stock of the Company by directors and officers of the Company, all shares being owned directly except as otherwise noted:

	Class A		Class B
Name of Individual or	Number of	Percent	Number of	Percent
Identification of Group	shares held	of Class	shares held	of Class
Barbara J. Dreyer	6,600	*	6,600	*
Robert H. Eder	1,726,710 (a)	52.3%	1,726,710 (a)	52.3%
Alfred J. Corso	1,013	*	1,013	*
Roy J. Nirschel	101	*	101	*
Harris N. Rosen	5,060	*	5,060	*
Todd D. Turcotte	100	*	100	*
All directors and officers as a group	1,739,584	52.7%	1,739,584	52.7%

*	Less than 1%

(a)	Includes 863,355 shares held by Mr. Eder’s spouse.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who beneficially own more than ten percent of the Company’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC and any national securities exchange on which the Company’s securities are registered. Based solely on a review of the copies of forms furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that, during 2008, its executive officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) requirements.
TRANSACTIONS WITH MANAGEMENT
Potential conflicts of interest and related party transactions are referred by the Board of Directors to the Audit Committee for review and approval. In reviewing and evaluating potential conflicts of interest and related party transactions, the Audit Committee uses applicable SEC rules as a guide.

EXECUTIVE COMPENSATION
The following table summarizes the compensation paid or accrued by the Company during the twelve-month period ended December 31, 2008, to each of its Chairman & CEO, President and Treasurer and one other most highly compensated executive officers other than the President and Treasurer who earned more than $100,000 in total compensation in 2008 and were employed by the Company on December 31, 2008.
Annual Compensation

Name and Principal				All Other	Total
Position	Year	Salary	Bonus	Compensation[1]	Compensation
Robert H. Eder, Chairman	2008	$247,300	$—	$—	$247,300
Capital Properties, Inc.	2007	233,076	—	—	233,076

Barbara J. Dreyer, Treasurer	2008	169,700	—	12,728	182,428
Capital Properties, Inc.	2007	157,759	—	11,832	169,591

Todd D. Turcotte, Vice President, Capital Properties, Inc. and President, Capital Terminal Company	2008	146,346	—	10,976	157,322
Contributions by the Company under the Company’s SEP are fully vested when made. Each employee directs the investment of amounts in his or her SEP account. The Company does not have any employment agreements and has no severance or change of control arrangements with any of its executive officers.
AUDIT COMMITTEE REPORT
Management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accountants are responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
The Audit Committee has sole authority to select, evaluate and when appropriate, to replace the Company’s independent registered public accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Company’s management and independent registered public accountants regarding the scope of the audit plan, the results of the audit, the Company’s financial statement disclosure documents, the adequacy and effectiveness of the Company’s accounting and financial controls and changes in accounting principles.
In connection with these responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and the Company’s independent

[1]	Amounts paid directly to the retirement accounts of employees under the Company’s SEP.

registered public accountants, Lefkowitz, Garfinkel, Champi & DeRienzo P.C. The Audit Committee also discussed with such firm the matters required by Statement on Auditing Standards No. 114. The Audit Committee received from Lefkowitz, Garfinkel, Champi & DeRienzo P.C. written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed this information with Lefkowitz, Garfinkel, Champi & DeRienzo P.C. and also considered the compatibility of non-audit services provided by such firm with its independence. Based on the review of the audited consolidated financial statements and these various discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K, to be filed with the SEC.
Audit Committee: Alfred J. Corso (Chair), Roy J. Nirschel and Harris N. Rosen.
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
The Audit Committee of the Board of Directors has sole authority to engage, manage and discharge the Company’s independent registered public accountants. The Committee engaged Lefkowitz, Garfinkel, Champi & DeRienzo P.C. as independent registered public accountants of the accounts of the Company for the year 2009. The Company has recently been advised by Lefkowitz, Garfinkel, Champi & DeRienzo P.C. that they have no direct financial interest or any material indirect financial interest in the Company, nor have they had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.
It is expected that a representative of Lefkowitz, Garfinkel, Champi & DeRienzo P.C. will be present at the annual meeting and will be provided the opportunity to make a statement if he so desires and that such representative will be available to respond to appropriate questions.
Audit and Non-Audit Fees:
The aggregate fees for professional services rendered for the Company by Lefkowitz, Garfinkel, Champi & DeRienzo P.C. for fiscal years ended December 31, 2008 and 2007 are set forth below.

	2008	2007
Audit fees	$77,000	93,000
Audit-related fees	5,000	14,000
Tax fees	14,000	23,000
All other fees	—	—

Total	$96,000	$130,000

Audit Fees for fiscal years ended December 31, 2008 and 2007 were for professional services rendered for the audits of the Company’s annual financial statements and the reviews of interim financial statements included in the Company’s Quarterly Reports on Form 10-Q, consents and other assistance required to complete the year end audit of the Company’s financial statements.

Audit-Related Fees for the fiscal years ended December 31, 2008 and 2007, audit-related fees were for services relating to consultation regarding the Company’s compliance with Section 404(a) of the Sarbanes-Oxley Act of 2002.
Tax Fees for the fiscal years ended December 31, 2008 and 2007 were for services related to tax return preparation, tax planning and assistance with an Internal Revenue Service audit.
All Other Fees for the fiscal years ended December 31, 2008 and 2007: there were no other fees.
The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services.
The Audit Committee has determined that the provision of such services is compatible with maintaining Lefkowitz, Garfinkel, Champi & DeRienzo P.C.’s independence.
FINANCIAL STATEMENTS
A copy of the Company’s annual report to the SEC on Form 10-K for the year ended December 31, 2008 is enclosed. Such report is not part of this proxy statement.
PROPOSALS FOR 2010 ANNUAL MEETING
The 2010 annual meeting of the shareholders of the Company is scheduled to be held April 27, 2010. If a shareholder intending to present a proposal at that meeting wishes to have a proper proposal included in the Company’s proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than November 27, 2009.
OTHER MATTERS
No business other than that set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompany-ing proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.

By Order of the Board of Directors STEPHEN J. CARLOTTI Secretary

Dated: March 18, 2009

ANNUAL MEETING OF SHAREHOLDERS OF
CAPITAL PROPERTIES, INC.
April 28, 2009
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://materials.proxyvote.com/140430
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

2 0 2 0 0 0 0 0 0 0 0 0 0 0 0 0 1 0 0 0 5	0 4 2 8 0 9

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE	☒

1.	Election of Directors:				2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
☐		NOMINEES:
	FOR ALL NOMINEES	¡	Robert H. Eder
		¡	Todd D. Turcotte
THE PROXY REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED.

IF BOTH THE PROXIES SHALL BE PRESENT IN PERSON OR BY SUBSTITUTE, EITHER OF THE PROXIES SO PRESENT AND VOTING SHALL HAVE AND MAY EXERCISE ALL THE POWERS HEREBY GRANTED.

☐	WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
Please check here if you plan to attend the meeting. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

☐
CAPITAL PROPERTIES, INC.
CLASS A COMMON STOCK PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned, a shareholder of Capital Properties, Inc., a Rhode Island corporation, hereby appoints ROBERT H. EDER and STEPHEN J. CARLOTTI, or either of them, the proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote for the undersigned all the Capital Properties, Inc. Class A Common Shares held of record on March 2, 2009 by the undersigned at the Annual Meeting of Shareholders to be held on April 28, 2009 or any adjournment thereof as follows on the reverse side of this proxy card:

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF
CAPITAL PROPERTIES, INC.
April 28, 2009
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://materials.proxyvote.com/140430
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

2 0 3 0 0 0 0 0 0 0 0 0 0 0 0 0 1 0 0 0 4	0 4 2 8 0 9

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE	☒

1.	Election of Directors:				2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
☐		NOMINEES:
	FOR ALL NOMINEES	¡	Alfred J. Corso
		¡ ¡	Roy J. Nirschel Harris N. Rosen
THE PROXY REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED.

IF BOTH THE PROXIES SHALL BE PRESENT IN PERSON OR BY SUBSTITUTE, EITHER OF THE PROXIES SO PRESENT AND VOTING SHALL HAVE AND MAY EXERCISE ALL THE POWERS HEREBY GRANTED.

☐	WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
Please check here if you plan to attend the meeting. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

☐
CAPITAL PROPERTIES, INC.
CLASS B COMMON STOCK PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned, a shareholder of Capital Properties, Inc., a Rhode Island corporation, hereby appoints ROBERT H. EDER and STEPHEN J. CARLOTTI, or either of them, the proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote for the undersigned all the Capital Properties, Inc. Class B Common Shares held of record on March 2, 2009 by the undersigned at the Annual Meeting of Shareholders to be held on April 28, 2009 or any adjournment thereof as follows on the reverse side of this proxy card:

(Continued and to be signed on the reverse side)

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